EXHIBIT 10.2

GRANT OF EMPLOYEE INCENITIVE STOCK OPTION
FEELGOLF COMPANY, INC.

1.           Options Granted.  __________________________, the undersigned, hereinafter referred to as Optionee, is hereby granted the following option to purchase common stock of Feel Golf.

As consideration for services performed by Optionee to Feel Golf, the Optionee is  hereby  granted the option to purchase  _____________________Shares of Common Stock of Feel Golf at the price of $ 0.10 per Share.

2.           Restricted Shares.  Optionee shall have the right to exercise said options on only on Shares that have been issued in accordance with the exemption from registration provided for by Section 4(2) of the Securities Act of 1933 and which thereon contain a legend restricting the Shares from transfer in accordance with Securities And Exchange Commission Rule 144.

            3.           Term of Options.  Optionee shall have the right to exercise said options, no sooner than the second anniversary date of the Optionee’s hire by Feel Golf, or, if the Optionee has at the time of the grant of the option hereunder been an employee of  Feel Golf for over two years, then no sooner than one year from the date of grant of the options hereunder.  All options granted herein shall expire 36 months from the date of this Grant.

4.            Duty To Register Shares To Which Options Apply.  As part of its duties of performance under this Option Agreement, Feel Golf intends at some date, to register with the Securities and Exchange Commission the shares which have been acquired under this Grant by exercise of the option on the appropriate form pursuant to the Securities Act of 1933 provided only that at the time of said exercise. Feel Golf has not had its initial registration of securities under the Securities Act of 1933 approved by the Securities and Exchange Commission and is not a fully reporting company under the Securities Exchange Act of 1934.

            5.           Documents Read by Optionee.    Optionee agrees that prior to the time Optionee exercises said options, if any, Optionee will read the Private Placement Memorandum of  Feel Golf or the  filings for the past fiscal year by the Company pursuant to the Securities Exchange Act of 1934, understand same and have all of Optionee’s questions answered about the grant of options hereunder.

6.           Options Nontransferable.  The terms of the options granted hereunder shall not be transferable by the Optionee except by will or the laws of descent and distribution to an accredited investor, and are exercisable by Optionee only during his lifetime.

7.           No Earnings Claims or Promises.  Optionee hereby represents that no earnings, claims or promises have been made by Feel Golf with respect to the options granted herein.

8.           Arbitration.  Any  and all disputes, regardless of whether arising in contract or tort or for declaratory relief  or  pursuant to the securities laws of the United States or of any state thereunder, shall be resolved by binding arbitration pursuant to the commercial arbitration rules of the American Arbitration Association in Salinas, California  and the award of the arbitrator(s), if any, may be entered in any court of competent jurisdiction.

IN WITNESS WHEREOF, the undersigned have executed this Option Agreement on the date set forth opposite their names below.
Feel Golf Company, Inc.
By:

_________________________                                                                           __________________________
Signature                                                                Date

Optionee

_________________________                                                                           _________________________
Signature                                                                Date

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